EXHIBIT 10.1
SPECIFIC TERMS IN THIS AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE OF A TYPE THAT PROPETRO HOLDING CORP. TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS “*****”.
GLOBAL FRAMEWORK AGREEMENT

This Global Framework Agreement (“Agreement”) is effective April 28, 2026 (the “Effective Date”), by and between ProPetro Energy Solutions, LLC, doing business as PROPWR with principal offices located at 110 North Marienfeld Suite 300 Midland, Texas 79701 (“Customer”), and Caterpillar Inc., a Delaware corporation with principal offices at 5205 N O’Connor Blvd, Suite 100, Irving TX 75039 (“Caterpillar”). Customer and Caterpillar may also be referred to individually as “Party” and/or together as “Parties.”

RECITALS

WHEREAS, Customer desires to purchase generator set equipment as set forth in this Agreement;

WHEREAS, this Agreement establishes Maximum Pricing, as defined in Section 5(a), that (i) Caterpillar will charge for sales directly from Caterpillar, when applicable, and (ii) Caterpillar authorized dealers who elect to participate in this Agreement will pass along to Customer; and

WHEREAS, this Agreement sets forth certain reserved manufacturing capacity by Caterpillar and purchase volume commitment by Customer for Equipment, as defined below.

NOW, THEREFORE, for valuable consideration, the Parties agree as follows:
AGREEMENT

1.PARTICIPATING DEALERS. Customer and Caterpillar acknowledge that Caterpillar’s authorized dealers are independent businesses and as such (a) have the right to choose whether or not to accept the terms and conditions contained herein; and (b) have the right to establish their own specific prices and other terms and conditions. Caterpillar shall provide a copy of this Agreement to its dealers that would normally service Customer and invite such dealers to participate in the terms of this Agreement. Caterpillar shall make good faith efforts to identify and ensure a sufficient number of authorized dealers reasonably acceptable to Customer participate in the terms of this Agreement within four (4) weeks of execution of this Agreement. Any dealer who desires to be a party to this Agreement shall sign a Participating Dealer Agreement substantially in the form set forth in Exhibit A. Those dealers who execute a Participating Dealer Agreement shall be referred to as a “Participating Dealer.”

2.SCOPE OF AGREEMENT. During the term of this Agreement, (a) Caterpillar shall reserve for Customer and (i) deliver to Participating Dealers for sale to Customer or (ii) sell directly to Customer in the case of the ***** Equipment; (b) Customer shall purchase and (c) the Participating Dealer(s) or Caterpillar shall sell, in each case the products set forth in Exhibit B (“Equipment”). Exhibit B may be modified from time-to-time upon mutual written consent of Caterpillar, Customer, and Participating Dealer(s).

3.COMPANY REPRESENTATIVES. Each Party will designate a manager who will coordinate work with the other Party under this Agreement (“Account Manager”), including facilitating

        EXHIBIT 10.1
access to information and personnel of such Party as needed to address questions that may arise. A Party may change its Account Manager on reasonable notice through written communication (including email) to the other. The Parties’ Account Managers are responsible for overall project management and attaining the objectives under this Agreement.

4.FORECASTED DEMAND, CAPACITY AND PURCHASE OBLIGATION.

(a)Forecasted Demand. Customer will provide Caterpillar with its forward 60-month rolling forecasted demand (product, size, region, country, design, quantity, etc.) for Equipment on a quarterly basis at the outset of this Agreement (“Forecasted Demand”) as shown in Exhibit C. If the Customer becomes aware of a significant demand change (+/- 10%) for any given year of the Forecasted Demand, Customer will notify Caterpillar immediately outside of the normal-course quarterly update.

(b)Reserved Capacity. Caterpillar shall reserve for Customer the percentage of the Forecasted Demand of Equipment reflected on Exhibit C as Caterpillar Reserved Capacity (the “Reserved Capacity”) for the manufacture and delivery to Customer by Participating Dealers is shown in Exhibit C. Should the Forecasted Demand increase, Caterpillar may increase the Reserved Capacity at its sole discretion.

If additional Equipment build capacity becomes available, Caterpillar will notify Customer of the quantity available. At that point, Customer has the opportunity to purchase some or all of the Equipment. Customer understands and agrees the additional Equipment is subject to availability upon Participating Dealer’s receipt of an acceptable purchase order on a first come, first serve basis.

(c)Purchase Obligation. For *****, Customer shall place purchase orders with Participating Dealers not less than fifteen (15) months in advance of delivery for Caterpillar packaging solution when applicable) for the equivalent quantity of Equipment not less than the Minimum Purchase Obligations set forth in Exhibit C. The Minimum Purchase Obligations for years 2029-2031 will move to *****% of Forecast on December 31, 2027 (for 2029), December 31, 2028 (for 2030) and December 31, 2029 (for 2031), respectively. Caterpillar’s Account Manager will communicate to Customer the applicable start of production (“SOP”) for Equipment ordered by Customer. For *****, Customer shall place purchase orders with Caterpillar not less than twenty-four (24) months in advance of delivery.

During the fourth quarter (Q4) of each year, Caterpillar will calculate the actual and anticipated to be shipped quantity of Equipment for the year. If Customer does not meet the equivalent of the Minimum Purchase Obligation in Exhibit C (“Shortfall Amount”), Customer will pay a fee to Caterpillar calculated at ***** of the price at which Customer had otherwise agreed to purchase the Equipment the subject of the Shortfall Amount (“Shortfall Fee”); provided, however, that Caterpillar is able to reasonably demonstrate that: (a) such Shortfall Amount is not the result of acts or omissions within Caterpillar’s reasonable control or otherwise caused by Caterpillar’s failure to perform its obligations under this Agreement or the associated purchase order, including without limitation, any failure to supply or deliver conforming Equipment or necessary components or manufacturing related to such Equipment in accordance
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        EXHIBIT 10.1
with the delivery schedule set forth in the purchase order; and (b) such Shortfall Amount is not the result of a Force Majeure event as defined in Section 17 of this Agreement. The undisputed portion of the Shortfall Fee shall be due and payable forty-five (45) days from Customer’s receipt of written notification of the amount from Caterpillar. The Parties will work together to resolve any disputed portions of the Shortfall Amount.

The Parties acknowledge and agree that the Shortfall Fee constitutes a reasonable pre-estimate of damages arising from Customer’s failure to satisfy the Minimum Purchase Obligation, the actual amount of which would be difficult or impracticable to determine, and is not a penalty. Caterpillar shall use its best efforts to find a replacement purchaser of any Equipment comprising the Shortfall Amount.

If Caterpillar or the applicable Participating Dealer successfully sells (via committed order from an alternative customer or otherwise) any Equipment comprising the Shortfall Amount within twelve (12) months from the Shortfall Fee invoice date, Customer shall be entitled to a credit of the Shortfall Fee minus fifteen percent (15%) which shall be applied to future Cat engines only orders under this Agreement or any then-existing agreement, arrangement or orders between Customer and Caterpillar or Customer and the applicable Participating Dealer.

The intent of this Agreement is for Caterpillar and Participating Dealers to earn 90% of Customer’s total equipment purchases of the type similar to Equipment –– amounting to no less than 1.5GW of new Equipment purchase globally during the Term of this Agreement.

(d)Maintenance and Repair Services Commitment. Additionally, Caterpillar and Participating Dealers shall have the opportunity to earn 100% equipment purchases of Parts, labor and overhauls pursuant to an independent parts, maintenance, and repair agreement covering all Equipment purchased by Customer under this Agreement provided both Parties agree to the terms and conditions thereof.

5.PRICE AND PAYMENT TERMS.

(a)Pricing. Each applicable Participating Dealer will establish its own specific terms and conditions of sale not covered by this Agreement with Customer, none of which will be dictated by Caterpillar, not to exceed the maximum pricing (“Maximum Pricing”) listed in Exhibit B. Maximum Pricing for the Equipment listed in Exhibit B will be initially established for 2027 shipments (initial base price) and will be escalated annually as set forth in Exhibit D. Should there be any additions to the Equipment listed in Exhibit B or any changes in the product configuration, initial Maximum Pricing will be established at that time for the added or altered Equipment and said additional pricing will be subject to annual escalation thereafter as outlined in Exhibit D. The prices set out in this Agreement shall be binding and represent the Maximum Pricing to be provided by Participating Dealer or Caterpillar to Customer based on Ex-Works Caterpillar Facility (Incoterms® 2020) unless a different Incoterm is specified.

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        EXHIBIT 10.1
(b)Volume Requirements. The Equipment pricing included in this Agreement is offered to Customer with the understanding that Customer’s Equipment purchases will exceed 1.5GW in total over the Term.

6.RECONFIGURATION AND SHIPMENT.
(a)Reconfigurations. Customer may request an amendment of the product configuration of Equipment ordered by Customer up to one (1) year prior to delivery, subject to Participating Dealer’s and Caterpillar’s express written consent. In the event Customer amends the product configuration of Equipment, the pricing of such Equipment will be subject to change.

(b)Shipment. Once Customer places a purchase order with Participating Dealers or Caterpillar, whichever is applicable, for Equipment, the Caterpillar Account Manager will communicate a ready to ship (“RTS”) date or free carrier (“FCA”) date whichever is applicable, to Customer for Equipment under that purchase order. Any request by Customer to modify the RTS or FCA date must be made by Customer in writing to the Caterpillar Account Manager. Approval of modification of the RTS date shall be subject to Caterpillar’s sole discretion and shall be confirmed in writing to Customer by Caterpillar. Unless otherwise agreed to in writing, Caterpillar shall not store any completed Equipment. All completed Equipment shall be delivered to the Participating Dealer immediately upon completion.

7.TERM AND TERMINATION. This Agreement shall expire on December 31, 2031 (“Initial Term”) and may be extended for additional term(s) by mutual written consent of Caterpillar and Customer. Any request for term extension must be submitted at least 12-months in advance of the Initial Term expiration. In the event the Parties agree to extend the Initial Term (the “Extended Term” and together with the Initial Term, the “Term”), Caterpillar shall provide notice to the Participating Dealers who shall have the option of accepting or rejecting such Extended Term. In the event a Participating Dealer rejects such Extended Term, such Participating Dealer’s participation and obligations under this Agreement shall be terminated.

Customer or Caterpillar may terminate this Agreement at any time by providing ***** advance written notice to the other Party, with such termination becoming effective on ***** following the date of the termination notice. For the avoidance of doubt, in the event Customer terminates this Agreement for convenience, Customer will have the obligation to purchase a quantity of Equipment not less than the Minimum Purchase Obligation through ***** following the date of the termination notice or be subject to the Shortfall Fee for any such Equipment not purchased. For example, if Customer provides a notice of termination on *****, the Agreement will terminate effective *****, Customer may place orders for Equipment as otherwise provided herein until the effective date of the termination and Customer will be responsible for the Minimum Purchase Obligation for *****. Any Participating Dealer may terminate its participation in this Agreement by providing advance written notice to Customer and Caterpillar, with such termination becoming effective on **** following the date of such notice. In the event a Participating Dealer terminates its participation in this Agreement then Caterpillar will assist Customer to identify an alternate source to purchase Cat Equipment.
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        EXHIBIT 10.1
Either Party may terminate this Agreement for default by providing thirty (30) days’ advance written notice to the other Party specifying the nature of the default. The defaulting Party shall have thirty (30) days from receipt of such notice to cure the default. If the default is not cured within the thirty (30) day cure period, the non-defaulting Party may terminate this Agreement effective immediately upon written notice.
All rights or obligations of the Parties that have accrued up to the effective date of termination or expiration of this Agreement with respect to a specific unit of Equipment ordered by Customer shall survive the termination of this Agreement and remain enforceable in accordance with the terms herein and of the applicable order.

8.NOTICES. When written notice is required by this Agreement, it shall be sent by certified mail, by courier, by nationally recognized overnight delivery service (i.e. UPS or FedEx), by email, or by such method as will permit the sender to verify delivery, to the addresses set forth below:

For Customer:
ProPetro Energy Solutions, LLC, d/b/a PROPWR
Attn: *****
Email: *****
Address: PO Box 873 Midland, Texas 79702

For Caterpillar:
Caterpillar Inc.
10203 Sam Houston Park Dr
Houston, TX 77064
Attn: *****
Email: *****

With a copy to:

Caterpillar Inc.
10203 Sam Houston Park Dr
Houston, TX 77064
Attn: *****
Email: *****
    Notices to a Participating Dealer shall be sent as indicated in their applicable agreements.

Notices shall be deemed received (a) when actually delivered to the recipient as demonstrated by postal records, courier records or records of the applicable overnight service or (b) the day of transmission for notice sent by email during regular business hours or the day after transmission, if sent after regular business hours; provided that in each case of email
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        EXHIBIT 10.1
transmission, the receipt of such email is acknowledged with affirmative confirmed (non-automated) response. The notice addresses set forth above can be changed by a notice that complies with the requirements of this Section.

9.CONFIDENTIALITY.

(a)For purposes of this Agreement, “Disclosing Party” and “Receiving Party” include Customer and Caterpillar. The Receiving Party shall (i) keep Confidential Information of the Disclosing Party in confidence, using the same degree of care as it uses to protect its own confidential information of like nature, but not less than a reasonable standard of care; (ii) not disclose any of such Confidential Information to any person other than its affiliates, and its and their respective employees, agents or contractors who have a need to know and who are bound by these same terms of confidentiality; and (iii) use such Confidential Information only in connection with performance of this Agreement. “Confidential Information” means this Agreement and all information disclosed by the Disclosing Party to the Receiving Party in connection with this Agreement. Notwithstanding the foregoing, Confidential Information does not include information that is: (i) at the time of its disclosure or thereafter becomes part of the public domain other than through a breach of this Agreement by the Receiving Party; (ii) known to the Receiving Party on a non-confidential basis at the time of its disclosure by the Disclosing Party; (iii) independently developed by the Receiving Party without reference to the information disclosed; or (iv) is rightfully disclosed to the Receiving Party by a third party not, to the Receiving Party’s knowledge, subject to an obligation of confidentiality with respect to the information disclosed.

(b)The Receiving Party may disclose Confidential Information of the Disclosing Party, without liability for such disclosure, to the extent that such disclosure is (i) required to be made pursuant to applicable law, government authority, duly authorized subpoena or court order, in which case the Receiving Party will, to the extent practicable, provide prompt notice to the Disclosing Party and endeavor to give the Disclosing Party an opportunity to respond prior to such disclosure; (ii) required to be made to a court or other tribunal in connection with the enforcement of the Receiving Party's rights under this Agreement; or (iii) approved by the prior written consent of the Disclosing Party.

(c)Notwithstanding the foregoing, (i) Caterpillar and Customer may disclose Confidential Information to any Participating Dealer in connection with this Agreement and each supporting dealer shall be subject to the confidentiality obligations hereunder and (ii) Caterpillar and Customer may disclose Confidential Information to their respective affiliates, and their and their affiliates’, respective officers, directors, employees, members, partners, and advisors (including, without limitation, accountants, attorneys, consultants and financial advisors) (collectively, “Representatives”); provided that for purposes of the above clauses (i) and (ii) such Representatives shall be informed of the confidential nature of the Confidential Information and directed to comply with the confidentiality obligations herein, and, provided further, that each of Caterpillar and Customer will be responsible for any breach of the terms of the confidentiality provisions of this Agreement by their respective Representatives.

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        EXHIBIT 10.1
(d)No Party will make any public announcement, press release or public statement regarding this Agreement or the contents hereof without the prior written consent of the other Party. This clause will not apply where such disclosure is required to be made by applicable law, rule, regulation or order, including the rules or regulations of any securities exchange on which a Party may have listed registered securities, in which case the relevant Party agrees to the extent reasonably possible to advise the other Party of its intended disclosure prior to the disclosure being made.

10.LIMITATION OF LIABILITY. To the maximum extent permitted by applicable law, in no event will a Party be liable for any consequential, indirect, incidental, exemplary, punitive, special or similar damages, losses or expenses (including without limitation lost profits or revenues, savings, competitive advantage, production, business, reputation or goodwill, increased cost of working or the interruption of the other Party’s business) under or in connection with this Agreement, even if such Party has been advised of their possible existence.

11.GOVERNING LAW; EXCLUSIVE JURISDICITION.

(a)    This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, United States of America, without regard to the conflict of laws provisions thereof.
(b)    The Parties shall use commercially reasonable efforts to negotiate and resolve, in good faith, any and all claims, disputes, discrepancies, conflicts, divergences, and/or deadlocks of any nature whatsoever, arising out of or in connection with this Agreement, including any question relating to its existence, validity, effectiveness, application or interpretation, within 30 (thirty) days of written notice from one Party to the other Party or Parties to the dispute.
12.COUNTERPARTS; ELECTRONIC SIGNATURES. This Agreement may be signed in one or more counterparts, each to be effective as an original and all of which will together constitute one and the same instrument. Signatures delivered by electronic means (including PDF, DocuSign/Adobe Sign or similar e-signature platform, or other electronic transmission) will be deemed original signatures for all purposes. Each Party agrees that (a) it will not contest the validity or enforceability of this Agreement solely because it was executed and delivered electronically, and (b) electronic records of execution may be used as evidence of execution and delivery of this Agreement to the same extent as an original manually signed document.

13.NO ASSIGNMENT. This Agreement, and any rights and obligations hereunder, shall not be transferred, conveyed, assigned or otherwise disposed of in whole or in part by a Party, by operation of law or otherwise, without the prior written consent of the other Parties, which shall not be unreasonably withheld, conditioned or delayed, and, without such prior written consent, any such prohibited act shall be of no force or effect and, at the non-assigning Party’s option, shall immediately terminate this Agreement.

14.CHANGE IN OWNERSHIP AND CONTROL. During this Agreement, if a competitor of Caterpillar acquires ownership or control of Customer, then Caterpillar may terminate this
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        EXHIBIT 10.1
Agreement immediately by giving written notice thereof. For purposes of this Section, a change in the ownership and control shall be deemed to have occurred if and when any one or more persons acting individually or jointly is or becomes a beneficial owner, directly or indirectly, of securities representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of Customer or the parent company of Customer.

15.NO AGENCY; INDEPENDENT CONTRACTOR. Customer and Caterpillar and each Participating Dealer are independent of each other and nothing in this Agreement shall be deemed to create any partnership, agency or joint venture relationship between the Parties.

16.HEADINGS; ENTIRE AGREEMENT; AMENDMENT. Section headings contained herein are for ease of reference only and shall not be given substantive effect. This Agreement and the exhibits hereto and the terms constitute the entire agreement and understanding between the Caterpillar and Customer with respect to the subject matters herein and therein and supersede and replace any and all prior agreements and understandings, whether oral or written, between them with respect to such matters. The terms of this Agreement may only be amended in writing by the Parties hereto.

17.FORCE MAJEURE. No Party shall be liable for its failure to perform any of its obligations hereunder to the extent such failure is caused by a Force Majeure event, provided that the affected Party promptly notifies the other Party in writing of the delay. If the performance of a Party is delayed due to Force Majeure for a cumulative period of ninety (90) days or more, the other Party, notwithstanding any other provision of this Agreement to the contrary, may terminate this Agreement by notice to the Party that has claimed an excuse from performance for ninety (90) days or more due to Force Majeure. In the event a Party does not terminate this Agreement due to a Force Majeure, then (i) the time for performance or cure will be extended for a period equal to the duration of the Force Majeure, and (ii) the Party claiming Force Majeure shall (a) provide the other Party with its plan to proceed under the terms of this Agreement notwithstanding the Force Majeure and its plan to mitigate or eliminate the Force Majeure or the effects thereof and (b) commence and continuously and diligently perform the actions necessary to resume full performance of its obligations under this Agreement. “Force Majeure” means circumstances or events beyond the reasonable control of the affected Party, the effects of which could not be reasonably anticipated and the consequences of which cannot be avoided through commercially reasonable efforts. Force Majeure may include the following items, to the extent the same satisfy the foregoing definition, a strike, lockout, work stoppage, labor dispute, material shortage, epidemic, fire, flood, earthquake, severe weather, act of God, trade sanction, embargo, act of war, act of terrorism, condition caused by national emergency, or any other material act or cause beyond a Party’s reasonable control, whether similar to, or different from the causes above enumerated, and whether affecting the Parties, their respective dealers, agents or subcontractors. Notwithstanding anything to the contrary in this Agreement (including this Section 17), an event of Force Majeure shall not excuse, delay, suspend, or relieve Customer’s or any Participating Dealer’s payment obligations for amounts due and payable under this Agreement or any applicable purchase order (including any undisputed invoices), and all such payment obligations shall remain due in accordance with the applicable payment terms.
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        EXHIBIT 10.1

18.SURVIVAL. Sections 9-11 of this Agreement shall survive any termination of this Agreement to the extent required for their full observance and performance; provided that no provision relating to Forecasted Demand, Reserved Capacity, Minimum Purchase Obligations, volume commitments, or payment of shortfall fees shall survive a termination by Customer hereunder for convenience or a termination for a Caterpillar default.

19.SEVERABILITY. The invalidity or unenforceability of any portion of this Agreement shall not affect the validity or enforceability of the remainder thereof.

20.COMPLIANCE & DATA GOVERNANCE. Each Party shall comply with any and all applicable anti-corruption laws. Caterpillar agrees to strictly comply with its Code of Conduct found at Caterpillar | Code of Conduct | Caterpillar Values in Action. Customer agrees to strictly comply with its Code of Conduct found at https://ir.propetroservices.com/corporate-governance. Caterpillar collects, transmits and processes information as detailed in Caterpillar’s Data Governance Statement located at www.cat.com/data_governance_statement.

21.Caterpillar and Customer agree to collaborate in good faith to promote and market the Equipment. Such promotional and marketing efforts may include but are not necessarily limited to co-branded marketing campaigns, joint press releases, case studies, webinars, seminars, trade show participation, and digital marketing initiatives. Each Party shall bear its own costs and expenses associated with promotional and marketing activities. The Parties may mutually agree in writing to share certain costs and/or allocate responsibilities for specific promotional and marketing activities. Nothing in this Section shall be interpreted as expressly providing a license to use the other Party’s name, trademarks, service marks or logos, or obligating either Party to participate in any specific promotional and marketing activity, unless mutually agreed to in a separate writing.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned Parties have duly executed this Agreement as of the Effective Date.

ProPetro Energy Solutions, LLC    Caterpillar Inc.
d/b/a PROPWR

By: /s/ Travis Simmering     By: /s/ John Shanahan
Name: Travis Simmering     Name: John Shanahan
Title: President     Title: SVP Cat Inc – Cat Oil & Gas and Marine Division

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EXHIBIT 10.1
EXHIBIT A

Participating Dealer Agreement Form

By signing below the following Cat dealer voluntarily agrees to be bound by the applicable terms of the Global Framework Agreement by and between Caterpillar Inc. (“Caterpillar”) and ProPetro Energy Solutions, LLC and d/b/a PROPWR (“Customer”) effective April 28, 2026 (the “Agreement”) as a Participating Dealer thereunder. Notwithstanding the foregoing, in no event shall any terms and conditions of contract for selling products between Participating Dealer and Customer (the “Participating Dealer Supply Agreement”) be invalidated by Participating Dealer’s execution of this document.

Participating Dealer acknowledges receipt of a full and complete copy of the Agreement. By signing below the undersigned voluntarily creates a contractual relationship between Customer and the Participating Dealer as of the date of its signature, and Participating Dealer shall undertake all the applicable obligations of the Agreement.

Participating Dealer agrees to provide quarterly confirmation of its compliance with the obligations to Customer.
This Participating Dealer Agreement shall expire on the same date set out in the Agreement and may be extended for additional terms of one (1) year each by written consent of Participating Dealer.
Any notices required under the terms of the Agreement shall be sent to:
[Participating Dealer Name]
[Address]
[City, State Zip]
[Fax (    )     -    ] [Participating Dealer Name]
By (Print Name):
Email:
By (Signature):
Title:
Date: _____________________

EXHIBIT 10.1
EXHIBIT B

Equipment

[Intentionally Omitted]

EXHIBIT 10.1
EXHIBIT C
RESERVED CAPACITY AND PURCHASE OBLIGATION
This Exhibit sets forth Customer’s rolling 60-month forecasted demand template for Equipment, to be updated quarterly and issued to Caterpillar’s Account Manager, with an obligation to promptly notify Caterpillar of any material demand variance of ±10%.

*****
Calendar Year	2027	2028	2029	2030	2031
Customer Forecasted Demand (qty)	*****	*****	*****	*****	*****
Caterpillar Reserved Capacity	*****	*****	*****	*****	*****
Minimum Purchase Obligation	*****	*****	*****	*****	*****

*****
Calendar Year	2027	2028	2029	2030	2031
Customer Forecasted Demand (qty)	*****	*****	*****	*****	*****
Caterpillar Reserved Capacity Obligation	*****	*****	*****	*****	*****
Minimum Purchase Obligation	*****	*****	*****	*****	*****

EXHIBIT 10.1
EXHIBIT D
PRICE ESCALATION
Annual Price Escalation will be calculated using an index-based formula: annual PPI change + *****% for ***** and annual PPI change + *****% commencing on 2029 ***** deliveries for *****. PPI in this Agreement refers to the United States index titled: PPI Commodity data for Final demand - Finished goods less foods and energy, seasonally adjusted (series ID: wpsfd4131). The series data for the escalation calculation associated with this Agreement is to be retrieved from https://www.bls.gov.
Initial Base Price:

*****

Calculation: The initial base price will be established as a fixed US Dollar amount and apply to shipments occurring during the calendar year in which this Agreement was signed until December 31, 2027. Thereafter, price shall be adjusted annually by the percentage change in the PPI index from September of the prior year to the index value as of August of the current year (preliminary or final). The resulting percentage change + *****% will then be applied to the current price to establish the pricing for shipments occurring the subsequent year.

Example Calculation(s): strictly for illustrative purposes only.

Agreement is signed in April 2026.

Initial base price for ***** until December 31, 2027 is $*****
Pricing for ***** with RTS dates from January to December 2028 = 2027 pricing x (% change in the PPI index from September 2026 to August 2027 + *****%)

Calculation: The base price starting on 2029 shall be adjusted annually by the percentage change in the PPI index from September of the prior year to the index value as of August of the current year (preliminary or final). The resulting percentage change + *****% will then be applied to the current price to establish the pricing for shipments occurring the subsequent year.

*****:

2027 ***** DELIVERY PRICE US $*****
2028 ***** DELIVERY PRICE US $*****

Example Calculation(s): strictly for illustrative purposes only.

Base price for ***** with FCA dates from February 2029 to January 2030 = 2028 pricing x (% change in the PPI index from September 2027 to August 2028 + *****%)

To avoid any doubt, the base Maximum Prices set forth in this Exhibit excludes taxes and trade surcharges, in each case, as detailed in Caterpillar’s ***** proposal to the Customer, or any other fees and adjustments agreed to by Customer as separately listed in Caterpillar’s ***** proposal to the Customer.

EXHIBIT 10.1
Independent of the index calculation, in no event will the adjusted price go below the initial base price described above.
If at any point during the Term of the Agreement the PPI index goes negative or changes by more than *****% over a 12-month period, the Parties shall have the option to re-negotiate pricing. A trade surcharge may be applicable to offset cost impacts to the Equipment due to trade-related policy changes (“Trade Surcharge”). In the event Trade Surcharge will apply to any Equipment listed in this Exhibit or the Agreement, Caterpillar will provide advance written notice of the applicable Trade Surcharge prior to the release of Equipment for shipment.